UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 24, 2009

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

155 Morristown Road
Bernardsville, New Jersey		07924
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (908) 221-0100

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 24, 2009, Somerset Hills Bancorp (the "Registrant") entered into a Repurchase Letter Agreement (the "Repurchase Agreement") with the United States Department of Treasury (the "Treasury"). Pursuant to the Repurchase Agreement, the Registrant repurchased the warrant issued to the Treasury in connection with the Registrant’s participation in the Capital Purchase Program entitling the Treasury to purchase 163,065 shares of the Company’s common stock. The Registrant repurchased the warrant for $275,000. A copy of the Repurchase Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following is filed as an Exhibit to this Current Report on Form 8-K:

	10.1	Repurchase Letter Agreement dated June 24, 2009, between Somerset Hills Bancorp and the United States Department of the Treasury.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERSET HILLS BANCORP

Date: June 24, 2009	By:	/s/ Stewart E. McClure, Jr.
Steward E. McClure, Jr.
President, Chief Executive Officer and
Chief Operating Officer